UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 13, 2015

McGraw-Hill Global Education Intermediate Holdings, LLC

(Exact name of registrant as specified in its charter)

Delaware	333-193697-01	80-0899362
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2 Penn Plaza New York, NY	10121
(Address of Principal Executive Offices)	(Zip Code)

(646) 766-2626

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure

Attached as Exhibit 99.1 hereto are presentation materials for use in connection with a conference call to discuss the results of McGraw-Hill Global Education Intermediate Holdings, LLC for the fiscal quarter ended June 30, 2015.

The information set forth in Item 7.01 hereto and in the attached Exhibit 99.1 is deemed to be “furnished” and shall not be deemed to be “filed” for purposes of Section 18 of the Securities and Exchange Act of 1934, as amended.

Item 9.01 Financial Statements and Exhibits.

(d) - Exhibits

The following exhibits are being furnished with this Current Report on Form 8-K.

Exhibit No.	Description

99.1	Presentation materials for use in connection with a conference call to discuss the results of McGraw-Hill Global Education Intermediate Holdings, LLC for the fiscal quarter ended June 30, 2015.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report on Form 8-K to be signed on its behalf by the undersigned, thereunto duly authorized.

McGraw-Hill Global Education Intermediate Holdings, LLC

By:	/s/ David Stafford
	Name:	David Stafford
	Title:	Senior Vice President and General Counsel

Dated: August 13, 2015

EXHIBIT INDEX

Exhibit No.	Description

99.1	Presentation materials for use in connection with a conference call to discuss the results of McGraw-Hill Global Education Intermediate Holdings, LLC for the fiscal quarter ended June 30, 2015.